UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 17, 2008 (June 16, 2008)
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Marshall S. (Mackie) McCrea, III as President and COO
     On June 16, 2008, Energy Transfer Partners, L.P. (the “Partnership”) named Marshall S. (Mackie) McCrea, III, as President and Chief Operating Officer, effective immediately. Mr. McCrea, age 48, has served as President of the Partnership’s Midstream Operations since March 2005. He has also served as Senior Vice President – Commercial Development of the Partnership’s general partner since the combination of the Partnership’s midstream and propane operations in January 2004. Prior to the combination of the midstream and propane operations, Mr. McCrea served as Senior Vice President – Business Development and Producer Services of the Partnership’s midstream operations, having served in that capacity since 1997.
Resignation of Brian J. Jennings as CFO
     On June 16, 2008, we announced the resignation of Brian J. Jennings as Chief Financial Officer of the Partnership. Mr. Jennings has served as our Chief Financial Officer since March 2007. Mr. Jennings’ successor will assume the position of Chief Financial Officer effective June 16, 2008. To ensure an orderly transfer of duties and responsibilities, Mr. Jennings will remain with the Partnership during a transition period. Mr. Jennings is stepping down in order to pursue other business opportunities, including other senior management opportunities with the Partnership.
Appointment of Martin Salinas as CFO
     On June 16, 2008, we announced the appointment of Martin Salinas, age 36, as our new Chief Financial Officer, effective June 16, 2008. Mr. Salinas has served as the Partnership’s Controller and Treasurer since September 2004. Prior to that, Mr. Salinas was a Senior Audit Manager with KPMG in San Antonio, Texas from September 2002.
     The Partnership is considering adjusting Mr. Salinas’ compensation arrangement in light of his new role, however, the definitive terms have not yet been finalized. Mr. Salinas will continue to be eligible to participate in our Amended and Restated 2004 Unit Plan and our other benefit plans on terms consistent with those applicable to other executives generally.
Item 8.01 Other Events.
     On June 16, 2008, the Partnership issued a press release announcing Mr. McCrea’s appointment as President and Chief Operating Officer, Mr. Jennings’ resignation as Chief Financial Officer and Mr. Salinas’ appointment as our new Chief Financial Officer. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of the Exhibit

Exhibit 99.1	Energy Transfer Partners, L.P. Press Release, dated June 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: June 16, 2008
/s/ Kelcy L. Warren Kelcy L. Warren
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of the Exhibit

Exhibit 99.1	Energy Transfer Partners, L.P. Press Release, dated June 16, 2008.